                      THE STRONG ASSET ALLOCATION FUND II

                       ANNUAL REPORT - DECEMBER 31, 1995



                               Table of Contents



                 FINANCIAL INFORMATION
                          Schedule of Investments in Securities................2
                          Statement of Operations..............................2
                          Statement of Assets and Liabilities..................3
                          Statement of Changes in Net Assets...................3
                          Notes to Financial Statements........................4
                 FINANCIAL HIGHLIGHTS..........................................6
                 REPORT OF INDEPENDENT ACCOUNTANTS.............................6

SCHEDULE OF INVESTMENTS IN SECURITIES                         December 31, 1995
-------------------------------------------------------------------------------

                                       SHARES OR
                                       PRINCIPAL   VALUE
                                        AMOUNT    (NOTE 2)
----------------------------------------------------------
UNITED STATES GOVERNMENT AND AGENCY
  ISSUES 10.3%
United States Treasury Notes, 5.875%,
  Due 11/15/05 (Cost $50,615)          $ 50,000   $ 51,141

CASH EQUIVALENTS (a) 87.0%
COMMERCIAL PAPER 2.8%
INTEREST BEARING, DUE UPON DEMAND
American Family Financial,  5.49%         5,100      5,100
General Mills, Inc., 5.58%                4,800      4,800
Sara Lee Corporation, 5.47%               2,800      2,800
Wisconsin Electric Power Company, 5.53%   1,600      1,600
                                                   -------
                                                    14,300
UNITED STATES GOVERNMENT ISSUES 84.2%
United States Treasury Bills:
  Due 3/07/96, 5.30% (b)                 10,000      9,904
  Due 3/14/96, 5.33% (b)                 10,000      9,895
  Due 3/28/96, 4.95%                    395,000    390,329
  Due 5/02/96, 5.31% (b)                 10,000      9,826
                                                   -------
                                                   419,954
                                                   -------
Total Cash Equivalents (Cost $434,254)             434,254
                                                   -------
TOTAL INVESTMENTS IN SECURITIES
  (COST $484,869) 97.3%                            485,395
Other Assets and Liabilities, Net 2.7%              13,526
                                                   -------
NET ASSETS 100.0%                                 $498,921
                                                  ========



FUTURES

                                                    Underlying       Unrealized
                                     Expiration    Face Amount      Appreciation
                                        Date         at Value      (Depreciation)
---------------------------------------------------------------------------------
Purchased:
  1  Five-Year U.S. Treasury Note        3/96        $110,406       $   922
  1  S&P 500                             3/96         309,225        (2,513)

LEGEND
(a) Cash equivalents include any security which has a maturity of less than one year.
(b) Security pledged to cover margin requirements for futures contracts.

    Percentages are stated as a percent of net assets.



STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Period from November 30, 1995 (inception) to December 31, 1995

INTEREST INCOME                                                                       $ 2,598

EXPENSES:
   Investment Advisory Fees                                                               394
   Custodian Fees                                                                         158
   Shareholder Servicing Costs                                                             40
   Reports to Shareholders                                                                 37
   Other                                                                                   73
                                                                                      -------
   Total Expenses                                                                         702
                                                                                      -------
NET INVESTMENT INCOME                                                                   1,896

REALIZED AND UNREALIZED GAIN (LOSS):
   Net Realized Gain on Futures Contracts                                                  63
   Change in Unrealized Appreciation/Depreciation on:
      Investments                                                                         526
      Futures Contracts                                                                (1,591)
                                                                                      -------
NET LOSS                                                                               (1,002)
                                                                                      -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                  $   894
                                                                                      =======

                      See notes to financial statements

STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
December 31, 1995


ASSETS:
  Investments in Securities, at Value (Cost of $484,869)                          $    485,395
  Interest Receivable                                                                      494
  Other Assets                                                                          13,311
                                                                                  ------------
  Total Assets                                                                         499,200

ACCRUED OPERATING EXPENSES AND OTHER LIABILITIES                                           279
                                                                                  ------------
NET ASSETS                                                                        $    498,921
                                                                                  ============

Capital Shares
  Authorized                                                                       300,000,000
  Outstanding                                                                           50,000

NET ASSET VALUE PER SHARE                                                         $       9.98
                                                                                  ============


STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

For the Period from November 30, 1995 (inception) to December 31, 1995


OPERATIONS:
   Net Investment Income                                                              $  1,896
   Net Realized Gain                                                                        63
   Change in Unrealized Appreciation/Depreciation                                       (1,065)
                                                                                      --------
   Increase in Net Assets Resulting from Operations                                        894

CAPITAL SHARE TRANSACTIONS                                                             500,000

DISTRIBUTIONS:
   From Net Investment Income                                                           (1,896)
   In Excess of Net Investment Income                                                      (77)
                                                                                      --------
TOTAL INCREASE IN NET ASSETS                                                           498,921

NET ASSETS:
   Beginning of Period                                                                       -
                                                                                      --------
   End of Period                                                                      $498,921
                                                                                      ========



                       See notes to financial statements

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
December 31, 1995

1.  ORGANIZATION
    The Strong Asset Allocation Fund II commenced operations on November
    30, 1995, and is a diversified series of the Strong Variable Insurance Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940.

2.  SIGNIFICANT ACCOUNTING POLICIES
    The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

    (A) Security Valuation - Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price or the mean between the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or the last reported sales price. Debt securities not traded on a principal securities exchange are valued through valuation obtained from a commercial pricing service, otherwise sale or bid prices are used. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates current value.

        The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

    (B) Federal Income and Excise Taxes and Distributions to
        Shareholders - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no Federal income or excise tax provision is required.

        The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for Federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

    (C) Realized Gains and Losses on Investment Transactions - Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

    (D) Futures - Upon entering into a futures contract, the Fund pledges to the broker cash, U.S. government securities or other liquid, high-grade debt obligations equal to the minimum "initial margin" requirements of the exchange. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

    (E) Options - Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

    (F) Foreign Currency Translation - Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

    (G) Forward Foreign Currency Exchange Contracts - Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   (H) Additional Investment Risk - The use of futures contracts, options, foreign denominated assets and forward foreign currency exchange contracts for purposes of hedging the Fund's investment portfolio involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The predominant risk with futures contracts is an imperfect correlation between the value of the contracts and the underlying securities. Foreign denominated assets and forward foreign currency exchange contracts may involve greater risks than domestic transactions, including currency, political and economic, regulatory and market risks.

   (I) Other - Investment security transactions are recorded as of the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

3.  NET ASSETS
    Net assets as of December 31, 1995 were as follows:

    Capital Stock                                                 $500,000
    Undistributed Net Investment Loss                                  (77)
    Undistributed Net Realized Gain                                     63
    Net Unrealized Depreciation                                     (1,065)
                                                                  --------
                                                                  $498,921
                                                                  ========

4.  CAPITAL SHARE TRANSACTIONS
    Transactions in shares of the Fund for the period ended December 31, 1995 were as follows :

                                                                    Shares    Dollars
                                                                    ------    -------
    Shares Sold                                                     50,000   $500,000
    Dividends Reinvested                                                 -          -
    Shares Redeemed                                                      -          -
                                                                    ------   --------
                                                                    50,000   $500,000
                                                                    ======   ========

5.  RELATED PARTY TRANSACTIONS
    Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Fund are affiliated, provides investment advisory services to the Fund. Investment advisory fees, which are established by terms of the Advisory Agreement, are based on an annualized rate of 0.85% of the first $35 million and 0.80% thereafter of the average daily net assets of the Fund. Advisory fees are subject to reimbursement by the Advisor if the Fund's operating expenses exceed certain levels.

    The Advisor owns all of the outstanding shares of the Fund as of December 31, 1995. The amount payable to the Advisor at December 31, 1995 was $40.

6.  INVESTMENT TRANSACTIONS
    Aggregate purchases of long-term securities for the period ended December 31, 1995 were $50,615.

7.  INCOME TAX INFORMATION
    At December 31, 1995, the investment cost, gross unrealized appreciation and depreciation on investments and capital loss carryover (expiring in 2003) for Federal income tax purposes were as follows:

    Aggregate Investment Cost                                     $484,869
                                                                  ========
    Aggregate Unrealized:
      Appreciation                                                $    526
      Depreciation                                                       -
                                                                  --------
                                                                  $    526
                                                                  ========
Capital Loss Carryover                                            $  1,528
                                                                  ========

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------
The following presents information relating to a share of capital stock of the Fund, outstanding for the entire period.


                                                                 1995(a)
                                                                 -------
NET ASSET VALUE, BEGINNING OF PERIOD                             $  10.00

INCOME FROM INVESTMENT OPERATIONS

  Net Investment Income                                              0.04
  Net Realized and Unrealized Gains (Losses) on Investments         (0.02)
                                                                 --------
TOTAL FROM INVESTMENT OPERATIONS                                     0.02

LESS DISTRIBUTIONS

  From Net Investment Income                                        (0.04)
                                                                 --------
TOTAL DISTRIBUTIONS                                                 (0.04)
                                                                 --------
NET ASSET VALUE, END OF PERIOD                                    $  9.98
                                                                  =======
Total Return                                                         +0.2%

Net Assets, End of Period (In Thousands)                          $   499
Ratio of Expenses to Average Net Assets                               1.6%*
Ratio of Net Investment Income to Average Net Assets                  4.3%*
Portfolio Turnover Rate                                               0.0%


   *  Calculated on an annualized basis.
 (a) Inception date is November 30, 1995. Total return and portfolio turnover rate are not annualized.


REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------
To the Shareholders and Board of Directors of the Strong Asset Allocation Fund II

We have audited the accompanying statement of assets and liabilities of Strong Asset Allocation Fund II (one of the portfolios constituting the Strong Variable Insurance Funds, Inc.), including the schedule of investments in securities, as of December 31, 1995, and the related statements of operations and changes in net assets, and the financial highlights for the period from November 30, 1995 (inception) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strong Asset Allocation Fund II as of December 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the period from November 30, 1995 to December 31, 1995, in conformity with generally accepted accounting principles.



COOPERS & LYBRAND L.L.P.


Milwaukee, Wisconsin
February 8, 1996